EXHIBIT 99.2



                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


         The accompanying unaudited pro forma combined condensed financial statements are based upon the historical condensed balance sheets and condensed statements of operations of the Company and Steiner. The unaudited pro forma combined condensed balance sheet has been prepared as if the acquisition occurred on June 30, 1998. The unaudited pro forma combined condensed financial statements of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 have been prepared as if the acquisition had occurred on January 1, 1997. The statements are based on accounting for the business combination as a reverse acquisition, whereby the Company will be the surviving corporate entity, but Steiner is the accounting acquirer. As Steiner is the accounting acquirer in a transaction accounted for as a purchase in accordance with generally accepted accounting principles, the purchase price has been allocated to the Company's assets and liabilities based upon preliminary estimates of their respective fair values. The pro forma information may not be indicative of the results that actually would have occurred if the Merger had been in effect from and on the dates indicated or which may be obtained in the future.


                          UNAUDITED PRO FORMA COMBINED
                             CONDENSED BALANCE SHEET
                                  JUNE 30, 1998


                                               HISTORICAL        HISTORICAL         PRO FORMA          PRO FORMA
                                                METRO TEL     STEINER-ATLANTIC     ADJUSTMENTS         COMBINED
                                               ----------     ----------------     -----------         ---------

ASSETS
Current assets:
   Cash and cash equivalents                  $     475,508    $      828,390                        $   1,303,898
   Accounts receivable - net                        486,144         1,021,213                            1,507,357
   Inventory                                      1,434,147         2,767,624       $   149,314 (1)      4,351,085
   Other assets                                      78,766           228,245                              307,011
                                              -------------      ------------    ------------------     ----------
Total current assets                              2,474,565         4,845,472           149,314          7,469,351

   Fixed assets - net                               151,346           146,461                              297,807
   Deferred income taxes                            133,000                            (46,000) (9)         87,000
   Goodwill                                         763,628                           (763,628) (2)        313,917
                                                                                        313,917 (3)
   Other assets                                       9,676           148,651                              158,327
                                               ------------       -----------    ------------------     ----------
Total assets                                   $  3,532,215     $   5,140,584      $  (346,397)      $   8,326,402
                                               ============     =============      ============      =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Line of credit                                               $   1,000,000         $ 324,678(15)
                                                                                    (1,324,678)(16)
   Current portion of long-term debt                                  200,000           148,258(16)        348,258
   Accounts payable and accrued liabilities   $     713,260         1,391,222                            2,104,482
   Customer deposits                                                  389,371                              389,371
                                            ------------------    -----------    ------------------    -----------
Total current liabilities                           713,260         2,980,593         (851,742)          2,842,111

   Deferred income taxes                              5,000                                                  5,000
   Long-term debt                                                     216,613         1,176,420(16) 1,393,033 (17)

Stockholders' equity:
   Common stock at par                               52,007           169,750         (169,750) (4)        172,531
                                                                                        120,524 (5)
   Treasury stock                                   (68,750)                                               (68,750)
   Additional paid-in capital                     2,152,423                             381,104 (6)      2,533,527
   Retained earnings                                678,275         1,773,628         (678,275) (6)      1,448,950
                                                                                      (324,678)(15)
                                               ------------     -------------      ------------      -------------
Total stockholders' equity                        2,813,955         1,943,378         (671,075)          4,086,258

                                               ------------     -------------      ------------      -------------
Total liabilities and stockholders' equity     $  3,532,215     $   5,140,584      $  (346,397)      $   8,326,402
                                               ============     =============      ============      =============


The accompanying notes are an integral part of the Unaudited Pro Forma Combined Condensed Financial Statements.


                                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS


                                 YEAR ENDED DECEMBER 31, 1997                         SIX MONTHS ENDED JUNE 30, 1998
                    ------------------------------------------------------  -----------------------------------------------------
                    HISTORICAL   HISTORICAL      PRO FORMA      PRO FORMA   HISTORICAL     HISTORICAL     PRO FORMA    PRO FORMA
                    METRO TEL  STEINER-ATLANTIC ADJUSTMENTS     COMBINED     METRO TEL  STEINER-ATLANTIC ADJUSTMENTS   COMBINED
                    ---------- ---------------- -----------     ---------   ----------  ---------------- -----------   ----------
Net sales           4,148,930   $  14,093,632                 $18,242,562 $  1,820,035 $    7,747,321                  $9,567,356
Cost of sales       2,531,317      10,344,113   $   159,650(7) 13,035,080    1,320,783      5,856,339                   7,177,122
                    ---------      ----------      --------    ----------    ---------      ---------                   ---------
   Gross profit     1,617,613       3,749,519      (159,650)    5,207,482      499,252       1,890,982                  2,390,234

Selling, general    1,252,585
   and administrative               3,474,421      (25,133)(8)  3,951,873      919,475       1,698,058    $(12,567)(10) 1,929,966
                                                  (750,000)(11)                                           (375,000)(11)
                                                                                                          (300,000)(12)
Research and
    development       218,155                                     218,155      116,566                                    116,566
                      -------                                     -------      -------                                    -------
Operating
    income (loss)     146,873         275,098       615,483     1,037,454     (536,789)        192,924      687,567       343,702

Interest  expense                      60,940       162,166(14)   223,106                       26,509       69,290(14)    95,799
Interest and
   other income         8,939         295,967                     304,906        4,826         277,778                    282,604
                        -----         -------                     -------        -----         -------                    -------
Income (loss)
   before tax         155,812         510,125       453,317     1,119,254     (531,963)        444,193      618,277       530,507
Income tax
   expense (benefit)   65,300                       363,763(9)    429,063     (162,900)                     367,055(9)    204,155
                       ------                       -------       -------     ---------                     -------       -------

Net income

   (loss)              90,512    $    510,125    $   89,554       690,191    $(369,063)     $  444,193    $ 251,222     $ 326,352
                       ======    ============    ==========      ==========   ==========    ===========   ==========   ===========

Weighted
   average shares
   outstanding
   Basic            2,051,268                     4,820,954(5)  6,872,222    2,054,046                    4,820,954(5)  6,875,000
   Diluted          2,074,668                     4,820,954(5)  6,895,622    2,054,046                    4,869,554(13) 6,923,600

Earnings (loss)
   per common share
   Basic                 0.04                                   $    0.10   $    (0.18)                                $    0.05
      Diluted            0.04                                        0.10        (0.18)                                     0.05


The accompanying  notes are an integral part of the Unaudited Pro Forma Combined
Condensed Financial Statements.


      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


(1) Adjustment for purchase accounting applied to the Company's net assets acquired by Steiner.
(2) Adjustment to eliminate goodwill recorded on the Company's historical financial statements.
(3) To reflect excess of cost over acquired net assets. Such goodwill and related amortization is subject to possible adjustment resulting from completion of the valuation of the Company's assets and liabilities.
(4) To reflect elimination of Steiner Common Stock at par deemed purchased by the Company.
(5) To reflect issuance of 4,720,954 shares of the Company's common stock to former Steiner stockholders and 100,000 shares to the Company's financial advisor.
(6) To reflect elimination of the Company's historical retained earnings and adjustment to additional paid-in-capital for purchase accounting.
(7) Adjustment for additional cost of goods sold due to write-up of the Company's inventory in purchase accounting.
(8) To reflect elimination of amortization on historical Company goodwill of $29,817 and new amortization on excess of purchase price over acquired net assets of the Company of $4,684 using an estimated life of 15 years.
(9) The estimated tax effect on the pro forma adjustments and the combined operations.
(10) To reflect elimination of amortization on historical Company goodwill of $14,909 and new amortization on excess of purchase price over acquired net assets of the Company of $2,342 using an estimated life of 15 years.
(11) Adjustment for executive compensation excluding the agreed upon salary to be paid to Michael J. Steiner after consummation of the transaction.
(12)    To  reflect  elimination of $300,000 of non-recurring transaction costs.
(13) To reflect issuance of 4,720,954 shares of the Company's common stock to former Steiner stockholders and 100,000 shares to the Company's financial advisor and an adjustment of 48,600 shares for the assumed exercise of outstanding stock options of the Company.
(14) Adjustment for additional interest expense incurred on debt used by Steiner to pay undistributed S-corporation earnings to Steiner shareholders per the Merger Agreement.
(15) To reflect additional debt and payment of undistributed S-corporation earnings to Steiner shareholders.
(16)    Adjustment to reclassify  existing debt arrangements to term loan.
(17)    Does not include borrowings subsequent to June 30, 1998.

                     COMPARATIVE PER SHARE DATA (UNAUDITED)


         The following table presents, as of the dates and for the periods indicated on the basis indicated in the footnote to the table, the: (a) book value per common share and (b) income (loss) from continuing operations per common share: (i) on a historical basis for each of the Company and Steiner, and
(ii) on a pro forma basis for the Company for determining book value, assuming the Merger had been effective at June 30, 1998, and for determining income
(loss), assuming the Merger had been effective at January 1, 1997. The following data should be read in conjunction with the historical financial statements and the Selected Pro Forma Combined Condensed Financial Statements of the Company and Steiner included elsewhere in this Proxy Statement. See "INDEX TO FINANCIAL STATEMENTS".


                                                                                           PER SHARE OF COMMON STOCK
                                                                                     ---------------------------------------
                                                                                     BOOK VALUE(1)          INCOME (LOSS)(1)
                                                                                     -------------          ----------------

THE COMPANY - HISTORICAL
As of June 30, 1998 and for the year then ended..........................                1.37                    (.17)

STEINER - HISTORICAL
As of December 31, 1997 and for the year then ended......................                 .73                     .11
For the six months ended June 30, 1997...................................                                         .08
As of June 30, 1998 and for the six months then ended....................                 .41                     .09

THE COMPANY EQUIVALENT PRO FORMA COMBINED
For the year ended December 31, 1997.....................................                                         .01
As of June 30, 1998 and for the six months then ended....................                 .59                     .05

--------------------
(1) For comparability purposes, book value and income (loss) per share date for Steiner is based upon 4,720,954 weighted average common shares outstanding for the dates and periods indicated.